SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): March 8, 2004

WAYPOINT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction of incorporation)

000-22399 (Commission file number)	25-1872581 (IRS employer ID)

225 N. Second Street, Harrisburg, PA (Address of principal executive office)	17101 (Zip Code)

Registrant’s telephone number, including area code (610) 685-1400

NONE
(Former name, address and fiscal year, if changed since last report.)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5. Other Events

     On March 8, 2004, Waypoint Financial Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sovereign Bancorp, Inc. (“Sovereign”), pursuant to which the Company will be merged with and into Sovereign, which shall be the surviving corporation (the “Merger”). The Merger Agreement was approved by the Company’s Board of Directors on March 8, 2004. Pursuant to the Merger Agreement, Waypoint Bank, the Company’s only bank subsidiary, will be merged into Sovereign Bank, a Sovereign subsidiary. A copy of the Company’s March 9, 2004 Press Release announcing the Merger Agreement is filed herewith as Exhibit 99.4, and incorporated herein by reference.

     In the Merger, each outstanding share of Company Common Stock, no par value per share (“Company Common Stock”), will be converted into the right to receive 1.262 shares of Sovereign Common Stock, cash equal to $28.00 or a combination thereof, subject to election and allocation procedures which are intended to ensure that, in the aggregate, 70% of Waypoint shares will be exchanged for Sovereign common stock and 30% will be exchanged for cash. If elections for stock exceed 70% or elections for cash exceed 30%, Sovereign can require Waypoint shareholders to accept more stock or cash, in order to preserve the basic 70% stock, 30% cash feature. Consummation of the Merger is subject to certain terms and conditions, including, among other things, approval by various regulatory authorities and the Company’s shareholders. The foregoing summary of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The Company and Sovereign also entered into a Stock Option Agreement dated as of March 8, 2004 (the “Stock Option Agreement”) pursuant to which the Company has granted to Sovereign an option to purchase, under certain circumstances set forth in the Stock Option Agreement, up to that number of shares of Company Common Stock that represents 19.9% of the number of currently issued and outstanding shares of Company Common Stock, at a purchase price per share of $24.76. The foregoing summary of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

	99.1	Agreement and Plan of Merger dated as of March 8, 2004 by and between Waypoint Financial Corp. and Sovereign Bancorp, Inc.(incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

	99.2	Stock Option Agreement dated as of March 8, 2004 by and between Waypoint Financial Corp. and Sovereign Bancorp, Inc. (included as Exhibit 2 to the Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

	99.3	Form of Affiliates Letter (included as Exhibit 1 to the Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

99.4	Press Release dated March 9, 2004 (incorporated by reference to Exhibit 99.2 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAYPOINT FINANCIAL CORP.
Date: March 11, 2004	By:	/s/David E. Zuern
		Name:	David E. Zuern
		Title:	President & CEO (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Agreement and Plan of Merger dated as of March 8, 2004 by and between Waypoint Financial Corp. and Sovereign Bancorp, Inc.(incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

99.2	Stock Option Agreement dated as of March 8, 2004 by and between Waypoint Financial Corp. and Sovereign Bancorp, Inc. (included as Exhibit 2 to the Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

99.3	Form of Affiliates Letter (included as Exhibit 1 to the Agreement and Plan of Merger, incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report filed by Sovereign Bancorp, Inc. on March 11, 2004).

99.4	Press Release dated March 9, 2004 (incorporated by reference to Exhibit 99.2 of the Form 8-K Current report filed by Sovereign Bancorp. Inc. on March 11, 2004).